Ascend Acquisition Corp. Andover Games 1

Disclosure Language THIS PRESENTATION IS BEING PRESENTED BY ASCEND ACQUISITION CORP. ("ASCEND" OR THE "COMPANY") AND ANDOVER GAMES, LLC ("ANDOVER"), ITS WHOLLY - OWNED SUBSIDIARY. THIS PRESENTATION CONTAINS "FORWARD - LOOKING STATEMENTS." THESE FORWARD - LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS "EXPECT," "ESTIMATE," "PROJECT," "BUDGET," "FORECAST," "ANTICIPATE, " "INTEND," "PLAN," "MAY," "WILL," "COULD," "SHOULD," "BELIEVES," "PREDICTS," "POTENTIAL," "CONTINUE," AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD - LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO MEANINGFULLY DIFFER FROM THOSE SET FORTH IN THE FORWARD - LOOKING STATEMENTS: ANDOVER’S ABILITY TO DEVELOP AND THEN MAINTAIN A GOOD RELATIONSHIP WITH APPLE, GOOGLE AND FACEBOOK; ANDOVER’S ABILITY TO CONVERT NON - PAYING PLAYERS INTO PAYING PLAYERS AND ATTRACT NEW PAYING PLAYERS; ANDOVER’S ABILITY TO INCREASE PURCHASES BY PAYING PLAYERS; ANDOVER’S ABILITY TO RETAIN PAYING PLAYERS, ESPECIALLY HIGHER PAYING PLAYERS ; ANDOVER’S ABILITY TO ANTICIPATE CHANGES IN THE MOBILE AND SOCIAL GAME INDUSTRY; ANDOVER’S ABILITY TO COST - EFFECTIVELY DEVELOP AND LAUNCH GAMES; ANDOVER’S ABILITY TO LAUNCH GAMES AND RELEASE ENHANCEMENTS THAT BECOME POPULAR; ANDOVER’S ABILITY TO DEVELOP AND MAINTAIN A SCALABLE, HIGH - PERFORMANCE TECHNOLOGY INFRASTRUCTURE THAT CAN EFFICIENTLY AND RELIABLY HANDLE INCREASED PLAYER USAGE, FAST LOAD TIMES AND THE DEPLOYMENT OF NEW FEATURES AND GAMES; ANDOVER’S ABILITY TO PROCESS, STORE AND USE DATA IN COMPLIANCE WITH GOVERNMENTAL REGULATION AND OTHER LEGAL OBLIGATIONS RELATED TO PRIVACY; ANDOVER’S ABILITY TO SUCCESSFULLY COMPETE WITH OTHER COMPANIES THAT ARE CURRENTLY IN, OR MAY IN THE FUTURE ENTER, THE SOCIAL GAME OR ENTERTAINMENT INDUSTRY; ANDOVER’S ABILITY TO HIRE, INTEGRATE AND RETAIN WORLD CLASS TALENT; ANDOVER’S ABILITY TO MAINTAIN ADEQUATE CONTROL OF ITS EXPENSES; ANDOVER’S ABILITY TO SUCCESSFULLY EXPAND ITS BUSINESS, WHILE MAINTAINING HIGH QUALITY; AND ANDOVER’S ABILITY TO OBTAIN ADDITIONAL WORKING CAPITAL AS AND WHEN NEEDED. FOR A COMPLETE DESCRIPTION OF ANDOVER’S BUSINESS AND THE RISKS FACING IT, READERS SHOULD REVIEW ASCEND’S CURRENT REPORT ON FORM 8 - K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 6, 2012. NEITHER ASCEND NOR ANDOVER NOR ANY OF THEIR RESPECTIVE AFFILIATES, REPRESENTATIVES OR ADVISORS UNDERTAKES ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD - LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. THIS PRESENTATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THER E BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. THIS PRESENTATION IS FOR INFORMATIONAL PURPOSES ONLY. NO WARRANTIES OF ANY KIND ARE GIVEN BY EITHER ASCEND OR ANDOVER WITH RESPECT TO THE ACCURACY, APPROPRIATENESS OR COMPLETENESS OF INFORMATION PROVIDED IN THIS PRESENTATION. NEITHER ASCEND NOR ANDOVER SHALL HAVE ANY LIABILITY TO READERS AS A RESULT OF SUCH INFORMATION. 2

Investment Highlights Andover Games (“Andover”) is an emerging player in the rapidly growing mobile gaming space Andover’s merger with publicly traded Ascend Acquisition Corp (OTCBB: ASCQ) will enable it to accelerate its growth and become a market leader Andover’s management team and insiders have built and successfully exited two companies in the mobile gaming arena Andover plans to launch two new mobile games by Q3 - 2012 and use Ascend’s public currency to acquire additional titles and talent 3

Merger Overview Andover merged with Ascend Acquisition Corp. (“Ascend”) on February 29, 2012 in exchange for 75% of Ascend’s fully diluted stock following the merger. Andover shareholders and Ascend insiders have executed a lock - up agreement on their stock for 12 months post - closing. In connection with the merger, Ascend closed the sale of $2 million of common stock at $0.50 per share and may raise up to an additional $2 million in stock to qualified investors that will be registered post - closing. The equity raised will be used to launch two initial games: Dino Park and Spacecraft - and execute the business plan. 4

Evolution of Social Gaming Console PC & Subscription Free to Play Online Mobile 5

Mobile Gaming Space Growth is Accelerating Social gaming market expected to double in growth by 2014 with in - game sale of virtual goods and other promotions Over 1.1 billion users of social networks globally in 2011 will continue to grow to 1.6 billion by 2014 Mobile gaming will capture an increasing part of the $49 billion video game software market Mobile gaming is seen as capturing increasing share of global entertainment consumer market Mobile games will garner increasing attention from advertisers and corporate marketers Sources: IDC, In - Stat, Zynga 6

Andover Formula Fleet of high grossing mobile properties Grow economies of scale Leverage exclusive partnerships Best in class Leadership 7

Andover History Andover Games Founded in January 2011 Tapjoy Partnership formed in April 2011 Rotvig Labs, Infinitap, & Tumbleweed Joint Ventures formed. (Feb - May 2011) CAH & Somatone Partnerships formed. (Feb - May 2011) Game Closure & Ecko Code investments (May - Sept 2011) First Titles go into beta testing — Dino Park and Spacecraft in December 2011 8

Dino Park (live in b eta) 9

Spacecraft (live in b eta) 10

Team Expertise Created titles with a combined 50 million - plus mobile downloads Founded and grew the largest mobile application distribution network to over $100 million in revenue and 9,000 applications Forged partnerships with thousands of mobile developers including large game developers: EA, Zynga, Disney, etc. Well - connected and respected within the industry 11

Team: Craig dos Santos Craig launched the mobile division of Playdom, which became a social gaming leader on Facebook and MySpace . Craig oversaw the development of mobile games on iOS, Android and WebOS platforms. Craig led the roll - out of Mobsters, Sorority Life and Social City at Playdom. All three games hit the top 25 performance charts in the Apple App Store . Playdom was sold to Disney for up to approximately $760 million in 2010. Craig also led monetization at iLike, which was a launch partner during the first launch of the Facebook platform . While at iLike, Craig struck deals with Rhapsody, Ticketmaster, Comscore and Nielsen. Craig also worked at Microsoft where he was on the Microsoft Passport and Microsoft Windows Core Security teams. Craig graduated from Rice University with a Bachelors of Science in Electrical and Computer Engineering . 12

Team: Benjamin Lewis Ben is co - founder with Lee Linden of Karma Science, a San Francisco based mobile e - commerce company that makes products and services instantly giftable to millions of consumers . Ben was co - founder with Lee Linden of Tapjoy, a leader in mobile application distribution and monetization. Tapjoy started with a single iPhone game, TapDefense, which was downloaded over 30 million times. Ben launched the Tapjoy platform, a much improved way to monetize free mobile applications. Ben was an early product manager at Google, managing many successful products including growing the Toolbar from 60 million to over 200 million users. Ben also managed the launch and growth of Google Checkout. Ben was also awarded two EMG awards for his work on client team products. Ben began his professional engineering career at Microsoft as one of the founding engineers of the Xbox Live team. Ben earned both a Computer engineering degree and MBA from the University of Michigan. 13

Team: Lee Linden Lee is co - founder of Karma Science, a San Francisco based mobile e - commerce company that makes products and services instantly giftable to millions of consumers . Lee was co - founder of Tapjoy, a leader in mobile application distribution and monetization. Lee led fundraising, drove business development, and merged the company with Offerpal Media in 2010. He then helped grow the combined business to over $ 100 million in annual revenue . Lee worked as an associate at Kleiner Perkins Caufield & Byers and was a key member of the iFund team, which has made investments in several leading mobile companies. Lee worked in product development at Microsoft, leading engineering teams for both enterprise and consumer offerings including co - founding the Windows Home Server division. Lee graduated with a degree in computer engineering at the University of Michigan and has an MBA from Stanford’s Graduate School of Business. 14

New Opportunities Economies of scale Industry consolidation New distribution channels Better analytics Cross - platform development Branded IP 15

Monetization: Developing Hit Games Leads to$1 - 2 million a month per hit game Millions of downloads if game hits 500,000 daily active users 5% paying user base (overall) $2/day per paying user (average over lifetime) 16

Distribution Cycle Build new title International launch for silent test Iterate game balance and mechanic Launch in the US after LTV threshold Small Marketing Efforts Tapjoy, Admob, Free - App - A - Day, and PR to rise charts ROI targeted approach Increase LTVs and brainstorm derivative titles 17

Andover’s Competitive Advantages Leadership has strong pattern recognition for hit games Relationships with key developers Partnerships with key distribution partners Deep expertise in game design 18

Andover’s Formula For Success Andover Leadership: Pioneers of the industry, experience in building mobile games. Build Scale : Leverage partnerships in distribution and monetization to attract developers to partner with or sell to us Relationships with thousands of developers Proprietary distribution partnerships Significant deal flow of investment and acquisition opportunities Acquire talent and content cost effectively Leadership, Partnerships and Scale Increased Revenues and Value of Network 19

7 to 8 digit revenue that are cash - flow positive Strong development talent 6 to 18 months of mobile gaming experience Reusable Software Assets 100,000+ daily active users Acquisition Target Criteria Acquire team prior to inflection point Rationalize support staff as needed Create mobile products that utilize the Free to Play model Leverage existing tools and IP Increase value of team 20

INVESTMENT HIGHLIGHTS Andover Games is an emerging player in the rapidly growing mobile gaming space Andover’s merger with publicly traded Ascend Acquisition Corp (OTCBB: ASCQ) will enable it to accelerate its growth and become a market leader Andover’s management team and insiders have built and successfully exited two companies in the mobile gaming arena Andover plans to launch two new mobile games by Q3 - 2012 and use Ascend’s public currency to acquire additional titles and talent 21